FORM 8-K SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 5, 2003
TELEPHONE AND DATA SYSTEMS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900
Not Applicable (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

             The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

             On May 5, 2003, Telephone and Data Systems, Inc. issued a news release announcing its earnings for the first quarter of 2003. A copy of the news release is attached hereto as Exhibit 99.1.

Exhibits
99.1	Telephone and Data Systems, Inc.’s news release, dated May 5, 2003, announcing earnings for the first quarter of 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: May 5, 2003

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller (Principal Accounting Officer)

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Exhibit Number	Description of Exhibit
99.1	Telephone and Data Systems, Inc.’s news release, dated May 5, 2003, announcing earnings for the first quarter of 2003.

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